RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS
RELATED PARTY TRANSACTIONS

Transactions with related parties:

(in thousands of $)	2017	2016	2015
Transactions with Golar and affiliates:
Time charter revenues (a)	17,423	28,368	41,555
Management and administrative services fees (b)	(7,762)	(4,251)	(2,949)
Ship management fees (c)	(5,903)	(6,466)	(7,577)
Expense in connection with the Golar Eskimo Vendor Loan (d)	—	—	(4,217)
Interest income on short-term loans (e)	—	122	203
Share options expense (f)	(228)	(181)	(297)
Income on deposits paid to Golar (g)	4,622	1,967	—
Distributions to Golar (h)	(52,255)	(54,688)	(52,130)
Fees to Helm Energy Advisors Inc. (i)	—	(795)	(2,307)
Transactions with others:
Dividends to China Petroleum Corporation (j)	(7,000)	(12,360)	(11,400)

Receivables from related parties:

As of December 31, 2017 and 2016, balances with related parties consisted of the following:

(in thousands of $)	2017	2016
Balances due from Golar and its affiliates (e)	4,138	21,908
Methane Princess Lease security deposit movements (k)	3,487	2,006
Deposits paid to Golar (g)	177,247	107,247
	184,872	131,161
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(a) Time charter revenues - This consists of revenue from the charters of the Golar Eskimo and the Golar Grand.
In connection with our acquisition of the Golar Grand in November 2012, Golar provided us with an option pursuant to which in the event that the charterer did not renew or extend its charter for the Golar Grand beyond February 2015, we could require Golar to charter the vessel through to November 2017 at approximately 75% of the hire rate that would have been payable by the charterer. In February 2015, we exercised this option. In May 2017, Golar Grand started its new charter with a major international oil and gas company (the “New Charter”). We sub-chartered back the Golar Grand from Golar at the same time charter rate as the New Charter. The daily time charter rate receivable from Golar under the option had reverted back to the original rate following the vessel's drydocking in April 2017 but was reduced by the sub-charter income under the New Charter. Accordingly, we earned $17.4 million, $28.4 million and $28.7 million in relation to this charter in the years ended December 31, 2017, 2016 and 2015 respectively.

In connection with the Golar Eskimo acquisition, we entered into an agreement with Golar pursuant to which Golar agreed to pay us an aggregate amount of $22.0 million starting in January 2015 and ending in June 2015 for the right to use the Golar Eskimo during that period. We accounted for $12.9 million of the $22.0 million as time charter revenues for the year ended December 31, 2015.
(b) Management and administrative services fees - We are party to a management and administrative services agreement with Golar Management, a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. We may terminate the agreement by providing 120 days’ written notice.

(c) Ship management fees - Golar and certain of its subsidiaries charged vessel management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management. We may terminate these agreements by providing 30 days’ written notice.

(d) Golar Eskimo Vendor Loan - A portion of the purchase price for the Golar Eskimo acquisition was financed with the proceeds of a $220.0 million unsecured, non-amortizing loan to us from Golar. This loan, which contained a repayment incentive fee of up to 1.0% of the loan amount and bore interest at a blended rate equal to three-month LIBOR plus a margin of 2.84%, was repaid in full in November 2015. Accordingly, we recognized a repayment incentive fee of $1.1 million in connection with the repayment.

(e) Balances due from Golar and its affiliates - Receivables and payables with Golar and its subsidiaries comprise primarily of unpaid management fees, advisory and administrative services and other related party arrangements including the Golar Grand time charter and the Tundra Letter Agreement. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Trading balances due to Golar and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business. The decrease in the net balance due from Golar as of December 31, 2017 is mainly attributable to charter hire payments from Golar during the year in relation to the Golar Grand charter which ended November 2017, discussed in (a) above and the amounts due under the Tundra Letter Agreement. In November 2015, Golar borrowed $50.0 million from us. The loan was repayable within 28 days following draw down, was unsecured, and bore interest at LIBOR plus 5.0%. The loan was repaid in December 2015.

(f) Share options expense - This relates to a recharge from Golar in relation to the award of 29,950 (with an exercise price of $23.50 at grant date) and 45,000 (with an exercise price of $56.70 at grant date) share options in Golar LNG granted to certain of our directors and officers. The exercise price is reduced by the value of dividends declared and paid. They have a contractual term of five years and vest evenly over three years.

(g) Income on deposits paid to Golar/Deposits paid to Golar - In May 2016, we completed the Tundra Acquisition and paid total cash purchase consideration of $107.2 million. Pursuant to the Tundra Letter Agreement, of the amount we received under the agreement, we have accounted for $2.2 million and $2.0 million as interest income for the years ended December 31, 2017 and 2016, respectively. In May 2017, we elected to exercise the Tundra Put Right to require Golar to repurchase Tundra Corp at a price equal to the original purchase price. In connection with the exercise of the Tundra Put Right, we and Golar entered into an agreement pursuant to which we agreed to sell Tundra Corp to Golar on the date of the closing of the Tundra Put Sale (the “Put Sale Closing Date”) on October 17, 2017 in return for Golar's promise to pay an amount equal to $107.2 million (the “Deferred Purchase Price”) plus an additional amount equal to 5% per annum of the Deferred Purchase Price (the “Additional Amount”). The Deferred Purchase Price and the Additional Amount shall be due and payable by Golar on the earlier of (a) the date of the closing of the Hilli Acquisition (as defined) and (b) April 30, 2018. However, in the event acceptance is delayed beyond April 30, 2018, both parties have agreed to extend the closing date for the Hilli Acquisition to May 31, 2018.

On August 15, 2017, Golar Partners Operating LLC, our wholly owned subsidiary, entered into a purchase and sale agreement (the “Hilli Purchase Agreement”) for the acquisition (the “Hilli Acquisition”) from Golar and affiliates of Keppel Shipyard Limited (“Keppel”) and Black and Veatch (“B&V”) of 50% of the common units in Hilli LLC, which will, on the closing date of the Hilli Acquisition, indirectly own the Hilli. Such common units will represent the equivalent of 50% of the two liquefaction trains, out of a total of four, that will be contracted to Perenco Cameroon (“Perenco”) and Societe Nationale de Hydrocarbures (“SNH”) (together with Perenco and SNH, the “Customer”) under an eight-year liquefaction tolling agreement (the “Liquefaction Tolling Agreement”). The purchase price for the common units of Hilli LLC is $658 million less net lease obligations under the financing facility for the Hilli (the “Hilli Facility”), which are expected to be between $468 and $480 million. Concurrently with the execution of the Hilli Purchase Agreement, we paid a $70 million deposit to Golar, upon which we will receive interest at a rate of 5% per annum. The closing of the Hilli Acquisition is subject to the satisfaction of certain closing conditions, which include among other things, the delivery to and acceptance by the customer of the Hilli, and the commencement of commercial operations under the Liquefaction Tolling Agreement.

We have accounted for $2.4 million as interest income for the year ended December 31, 2017 on the Deferred Purchase Price and $70 million deposit.

(h) Distributions to Golar - We have declared and paid quarterly distributions totaling $52.3 million, $54.7 million, and $52.1 million to Golar for each of the years ended December 31, 2017, 2016 and 2015, respectively.

(i) Fees to Helm Energy Advisors Inc. - Through his co-ownership of Helm Energy Advisors Inc. (“Helm”), a company established and domiciled in Canada, Mr. Doug Arnell, who was appointed to our board of directors in February 2015 and resigned in September 2016, acted and advised us on various projects for us and earned approximately $0.8 million and $2.3 million from us in fees for the years ended December 31, 2016 and 2015, respectively.

(j) Dividends to China Petroleum Corporation - During the years ended December 31, 2017, 2016, and 2015, Faraway Maritime Shipping Co., which is 60% owned by us and 40% owned by China Petroleum Corporation (“CPC”), paid total dividends to CPC of $7.0 million, $12.4 million and $11.4 million, respectively.

(k) Methane Princess Lease security deposit movements - This represents net advances to Golar since the IPO, which correspond with the net release of funds from the security deposits held relating to the Methane Princess Lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement (see below). Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess Lease.

Other transactions

Agency agreement with PT Pesona Sentra Utama (or PT Pesona) - PT Pesona, an Indonesian company owns 51% of the issued share capital in our subsidiary, PTGI, the owner and operator of NR Satu, and provides agency and local representation services for us with respect to NR Satu. During the years ended December 31, 2017, 2016, and 2015, PT Pesona received an agency fee of $0.5 million, $0.4 million and $0.4 million, respectively.

Acquisitions from Golar

For the three years ended December 31, 2017, we acquired from Golar equity interests in the company that is the disponent owner and operator of the Golar Tundra and certain subsidiaries which own and operate the Golar Eskimo. We did not consolidate Tundra Corp into our financial results since its acquisition due to the Tundra Put Option. Furthermore, we exercised the put option in May 2017 and the Tundra Put Sale closed in October 2017. The acquisition of the Golar Eskimo was accounted for as a business combination (see Note 10).

Omnibus Agreement

In connection with our IPO in April 2011, we entered into an Omnibus Agreement with Golar, Golar GP LLC (our “General Partner”) and others governing, among others:

•	To what extent we and Golar may compete with each other;

•	Certain rights of first offer on certain FSRUs and LNG carriers operating under charters for five or more years; and

•	The provision of certain indemnities to us by Golar.

Indemnifications and guarantees

Tax lease indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify us in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.

In addition, Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Revenue Authorities with regard to the initial tax basis of the transactions in respect of the Methane Princess and other vessels previously financed by UK tax leases or in relation to the restructuring terminations in 2010.

Acquisitions of Golar Eskimo, Golar Igloo and Golar Maria

Under the Purchase, Sale and Contribution Agreements entered into between Golar and us on December 15, 2014, December 5, 2013 and January 30, 2013 in relation to the Golar Eskimo, the Golar Igloo and the Golar Maria, respectively, Golar has agreed to indemnify us against certain environmental and toxic tort liabilities with respect to the assets that Golar contributed or sold to us to the extent arising prior to the time they were sold and to the extent that we notify Golar within five years of the date of the agreements.

Golar Tundra financing related guarantees

In November 2015, Tundra Corp sold the Golar Tundra to a subsidiary of CMBL (“Tundra SPV”) and subsequently leased back the vessel under a bareboat charter (the “Tundra Lease”). In connection with the Tundra Lease, Golar is a party to a guarantee in favor of Tundra SPV, pursuant to which, in the event that Tundra Corp (a subsidiary of Golar) is in default of its obligations under the Tundra Lease, Golar, as the primary guarantor, will settle any liabilities due within five business days. In addition, we are also party to a further guarantee, pursuant to which, in the event Golar is unable to satisfy its obligations as the primary guarantor, Tundra SPV may recover from us, as the deficiency guarantor. Under a separate side agreement, Golar has agreed to indemnify us for any costs incurred in our capacity as the deficiency guarantor.

Conversion of Subordinated units

In June 2016, the subordination period expired and all the subordinated units converted into common units (see note 27).

Exchange of Incentive Distribution Rights

Pursuant to the terms of an Exchange Agreement (the “Exchange Agreement”) by and between the Partnership, Golar and our General Partner, Golar and our General Partner exchanged all of their incentive distribution rights in the Partnership (“Old IDRs”) in October 2016. Under the terms of the Exchange Agreement, the first target distribution was met in November 2017, accordingly, we issued 50% of the Earn-Out Units (374,295 common units and 7,639 general partner units) under the Exchange Agreement (see note 27).